UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2018 (January 4, 2018)

   GLOBAL PARTNER ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37523	47-4078206
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Rockefeller Plaza, 11th Floor New York, New York	10020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (917) 244-4880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 8, 2018, Global Partner Acquisition Corp. (the “Company” or “GPAC”) entered into Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger, dated as of November 2, 2017 (the “Merger Agreement”),  by and among PRPL Acquisition, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“Merger Sub”), Purple Innovation, LLC, a Delaware limited liability company (“Purple”), InnoHold, LLC, a Delaware limited liability company and the sole equity holder of Purple, and Global Partner Sponsor I LLC, solely in its capacity thereunder as the representative of GPAC after the consummation of the transactions contemplated by the Merger Agreement. Pursuant to the Merger Agreement, the Company will acquire Purple’s business through a merger of Merger Sub with and into Purple, with Purple being the survivor in the merger (the “Business Combination,” and together with the other transactions contemplated by the Merger Agreement (the “Transactions”).

The Amendment modifies the Merger Agreement to, among other things, change the definition of: (i) “Enterprise Value” from $900,000,000 to $500,000,000, subject to certain adjustments set forth under the Merger Agreement, (ii) “Minimum Cash” to $100,000,000 or such other amount as the Company and Purple may agree in writing on or prior to the closing of the Business Combination, and (iii) “Post-Closing Parent Cash” to $40,000,000 or such other amount as the Company and Purple may agree in writing on or prior to the closing of the Business Combination. In addition, the Amendment extends the date by which the parties are required to close the Business Combination to February 5, 2018 or such later date as permitted by the Company’s amended and restated certificate of incorporation, as amended, but not later than May 6, 2018.  The Amendment also includes changes to the forms of the Company’s second amended and restated certificate of incorporation and the Agreement to Assign Sponsor Warrants, which are set forth as Exhibit D-1 and Exhibit O, respectively, of the Merger Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 2.1 hereto, and is incorporated herein by reference. For the full text and a detailed discussion of the Merger Agreement, see the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 3, 2017.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 4, 2018, the Company received written notice (the “Notice”) from the Listing Qualifications Department (the “Staff”) of The NASDAQ Stock Market LLC (“Nasdaq”) indicating that, based upon the Company’s non-compliance with Nasdaq Listing Rule 5620(a), which requires an issuer to hold an annual meeting of shareholders no later than one year after the end of the Company's fiscal year-end (the “Annual Meeting Rule”), the Company would be required to submit a plan to regain compliance with the Annual Meeting Rule for the Staff’s consideration by no later than February 20, 2018. The Notice has no immediate impact on the listing of or trading in the Company’s securities on Nasdaq.

 The Company intends to timely submit a compliance plan for the Staff’s review. If the Staff accepts the plan, the Staff may grant the Company an extension of up to 180 calendar days from the Company’s fiscal year end, or until June 29, 2018, to evidence compliance with the Annual Meeting Rule. If the Staff does not accept the Company’s plan, the Company would be entitled to request a hearing, at which hearing it would present its plan to a Nasdaq Hearings Panel and request the continued listing of its securities on Nasdaq pursuant to and pending the completion of such plan. During the pendency of the hearing process, the Company’s securities would continue to be listed on Nasdaq.

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Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is an updated investor presentation (the “Investor Presentation”) that will be used by the Company in making presentations to certain of its stockholders and other persons with respect to the Business Combination.

The Investor Presentation is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On January 8, 2018, the Company issued a joint press release with Purple announcing the execution of the Amendment. The joint press release of the Company and Purple is attached as Exhibit 99.2 hereto and is incorporated into this Item 8.01 by reference.

Forward-Looking Statements

Certain statements made herein are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “may”, “seek,” “target” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include the timing of the Business Combination; the ability of GPAC and Purple to consummate the Transactions; the business plans, objectives, expectations and intentions of the parties once the Transactions are complete; and GPAC’s and Purple’s future results of operations, business strategies, competitive position, industry environment and potential growth opportunities. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, our actual results may differ materially from our expectations or projections.

The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be instituted against Purple or GPAC following the announcement of the proposed Business Combination and the other Transactions contemplated thereby; the inability to complete the proposed Business Combination or the other Transactions due to the failure to obtain approval of the stockholders of GPAC, or other conditions to closing in the Merger Agreement; the inability to maintain the listing of GPAC’s common stock and warrants on The NASDAQ Capital Market or any other stock exchange following the proposed Business Combination; the risk that the proposed Business Combination or the other Transactions may disrupt current plans and operations as a result of the announcement and consummation of the Transactions described herein; the inability to recognize the anticipated benefits of the proposed Business Combination or the other Transactions, which may be affected by, among other things, competition and the inability of the combined business to grow and manage growth profitably; Purple’s ability to execute its plans to develop and market new products and the timing and costs of these development programs; Purple’s estimates of the size of the markets for its products; the rate and degree of market acceptance of Purple’s products; the success of other competing cushioning and bedding technologies that exist or may become available; Purple’s ability to identify and integrate acquisitions; the performance of Purple’s products; rising costs adversely affecting Purple’s profitability; costs related to the proposed Business Combination or the other Transactions; the intense competition in the industry; the possibility that Purple or GPAC may be adversely affected by other economic, business, and/or competitive factors; the risk of loss of key personnel or inability to recruit talent; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC by GPAC and Purple.

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Additional information concerning these and other factors that may impact our expectations and projections can be found in our periodic filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and in the preliminary proxy statement and, when available, the definitive proxy statement, filed by GPAC with the SEC. Our SEC filings are available publicly on the SEC’s website at www.sec.gov. GPAC and Purple disclaim any obligation to update the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information about the Transactions and Where to Find It

In connection with the Business Combination and the other Transactions, GPAC will file preliminary and definitive proxy statements with the SEC and will mail a definitive proxy statement and other relevant documents to its stockholders. Investors and security holders of GPAC are advised to read the preliminary proxy statement, and amendments thereto, and, when available, the definitive proxy statement, in connection with GPAC’s solicitation of proxies for its stockholders’ meeting to be held to approve the Business Combination and the other Transactions because the proxy statements will contain important information about the Business Combination and the other Transactions and the parties to it. The definitive proxy statement will be mailed to stockholders of GPAC as of a record date to be established for voting on the Business Combination and the other Transactions. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Global Partner Acquisition Corp., c/o Andrew Cook, 1 Rockefeller Plaza, 11th Floor, New York, New York 10020, e-mail: info@globalpartnerac.com.

Participants in the Solicitation

GPAC, Purple, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of GPAC stockholders in connection with the Business Combination and the other Transactions. Information regarding the participants is available in the preliminary proxy statement filed by GPAC with the SEC on December 15, 2017. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is contained in the preliminary proxy statement, which can be obtained free of charge from the sources indicated above.

Disclaimer

This report shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

We incorporate by reference herein the Exhibit Index following the signature page to this Current Report on Form 8-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2018

GLOBAL PARTNER ACQUISITION CORP.

By:	/s/ Paul Zepf
Name: Paul Zepf
Title: Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description

2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of January 8, 2018, by and among Global Partner Acquisition Corp., Purple Innovation, LLC, PRPL Acquisition, LLC and other parties named therein.
99.1	Investor Presentation.
99.2	Press Release of the Company and Purple, dated January 8, 2018.

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